                                                              Exhibit 10.41


                                 [LOGO]

                     ROTHSCHILD AUSTRALIA LIMITED
                          A.C.N. 008 458 366

03/12/1996                                              Our Reference: 58190

Nord Australex Nominees Pty Limited
Level 15
3 Spring Street
Sydney

ATTENTION : OPTION SETTLEMENTS

Rothschild Australia Limited confirms having sold to you the following Average Copper Option on 28/11/1996:

Call or Put                :     Put
Strike Currency            :     US DOLLAR
Copper Quantity            :     600 t
Strike Price               :     USD 1984.00
Premium per t              :     USD 173.00
Total Premium              :     USD 103,800.00
Premium Settlement Date    :     03/02/1998
Option Expiry Date         :     30/01/1998
Option Expiry Time         :     11:00 London Time
Exercise Settlement Date   :     03/02/1998

Averaging Start Date       :     02/01/1998
Averaging Frequency (Days) :     1

Signed for and on behalf of
ROTHSCHILD AUSTRALIA LIMITED


                        SIGNATURE
 ....................................................................
                  (Authorised Signatories)

Please confirm your agreement with the terms of this transaction and return immediately by FAX (Number 02-9323-2306).

Confirmed By : JOHN C. SYRIATOWICZ      Date:  5/12/96
               ------------------            ---------

Position     : JOHN C. SYRIATOWICZ
               -------------------
                   SECRETARY

                                                              Exhibit  10.41


                                 [LOGO]

                     ROTHSCHILD AUSTRALIA LIMITED
                          A.C.N. 008 458 366

03/12/1996                                              Our Reference: 58195

Nord Australex Nominees Pty Limited
Level 15
3 Spring Street
Sydney

ATTENTION : OPTION SETTLEMENTS

Rothschild Australia Limited confirms having sold to you the following Average Copper Option on 28/11/1996:

Call or Put                :     Put
Strike Currency            :     US DOLLAR
Copper Quantity            :     600 t
Strike Price               :     USD 1984.00
Premium per t              :     USD 173.00
Total Premium              :     USD 103,800.00
Premium Settlement Date    :     03/03/1998
Option Expiry Date         :     27/02/1998
Option Expiry Time         :     11:00 London Time
Exercise Settlement Date   :     03/03/1998

Averaging Start Date       :     02/02/1998
Averaging Frequency (Days) :     1

Signed for and on behalf of
ROTHSCHILD AUSTRALIA LIMITED


                        SIGNATURE
 ....................................................................
                  (Authorised Signatories)

Please confirm your agreement with the terms of this transaction and return immediately by FAX (Number 02-9323-2306).

Confirmed By : JOHN C. SYRIATOWICZ      Date:  5/12/96
               ------------------            ---------

Position     : JOHN C. SYRIATOWICZ
               -------------------
                   SECRETARY

                                                              Exhibit  10.41

                                 [LOGO]

                     ROTHSCHILD AUSTRALIA LIMITED
                          A.C.N. 008 458 366

03/12/1996                                              Our Reference: 58198

Nord Australex Nominees Pty Limited
Level 15
3 Spring Street
Sydney

ATTENTION : OPTION SETTLEMENTS

Rothschild Australia Limited confirms having sold to you the following Average Copper Option on 28/11/1996:

Call or Put                :     Put
Strike Currency            :     US DOLLAR
Copper Quantity            :     600 t
Strike Price               :     USD 1984.00
Premium per t              :     USD 173.00
Total Premium              :     USD 103,800.00
Premium Settlement Date    :     02/04/1998
Option Expiry Date         :     31/03/1998
Option Expiry Time         :     11:00 London Time
Exercise Settlement Date   :     02/04/1998

Averaging Start Date       :     02/03/1998
Averaging Frequency (Days) :     1

Signed for and on behalf of
ROTHSCHILD AUSTRALIA LIMITED


                        SIGNATURE
 ....................................................................
                  (Authorised Signatories)

Please confirm your agreement with the terms of this transaction and return immediately by FAX (Number 02-9323-2306).

Confirmed By : JOHN C. SYRIATOWICZ      Date:  5/12/96
               ------------------            ---------

Position     : JOHN C. SYRIATOWICZ
               -------------------
                   SECRETARY